UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-8022	62-1051971
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 29, 2025, CSX Corporation (the “Company”) announced the appointment of Kevin S. Boone to the position of Executive Vice President and Chief Financial Officer of the Company, effective immediately. Mr. Boone, who has most recently served as the Company’s Executive Vice President and Chief Commercial Officer since June 2021, succeeds Sean R. Pelkey, who separated from his employment as Executive Vice President and Chief Financial Officer of the Company, also effective as of October 29, 2025. Upon his separation from employment, subject to his signing a customary employment separation agreement and release form, Mr. Pelkey will be eligible to receive compensation and benefits in accordance with the CSX Executive Severance Plan, the terms of which are described in the Company’s 2025 Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on March 25, 2025.

The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Mr. Boone is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025. There will not be any changes to Mr. Boone’s compensation arrangements in connection with his appointment.

Item 7.01. Regulation FD Disclosure.

On October 29, 2025, the Company issued a press release announcing the leadership changes reported in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Also on October 29, 2025, the Company announced the promotion of Maryclare T. Kenney, age 48, as the Company’s new Senior Vice President and Chief Commercial Officer, effective immediately.

Ms. Kenney previously served as the Company’s Vice President of Sales and Marketing. Since joining the Company in 2011, she has advanced through roles of increasing responsibility. Most recently, Ms. Kenney was responsible for Merchandise Sales and Marketing, TRANSFLO, Automotive and Total Distribution Services, Inc. (TDSI). Prior to that, she served as Vice President of Intermodal and Automotive. Before joining the Company, Ms. Kenney spent four years at PepsiCo serving in a range of sales leadership and strategy positions. She also served in the U.S. Army for seven years as an aviator, attaining the rank of captain. Ms. Kenney earned a Master’s Degree in Business Administration from the Harvard Business School and a Bachelor’s Degree in Government and International Relations from the University of Notre Dame.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are being furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated October 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Internet addresses are provided for informational purposes only and are not intended to be hyperlinks.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By: /s/ Michael S. Burns

Michael S. Burns

Senior Vice President,

Chief Legal Officer and

Corporate Secretary

Date: October 29, 2025